                                                                      EXHIBIT 21
                                 MOTOROLA, INC.
                          LISTING OF MAJOR SUBSIDIARIES
                                   12/31/2004


MOTOROLA AUSTRALIA PROPRIETARY LTD.                                  Australia
MOTOROLA INDUSTRIAL LTDA.                                            Brazil
MOTOROLA SERVICOS LTDA.                                              Brazil
MOTOROLA CANADA LIMITED                                              Canada
HANGZHOU MOTOROLA CELLULAR EQUIPMENT CO. LTD.                        China
MOTOROLA (CHINA) ELECTRONICS LTD.                                    China
MOTOROLA (CHINA) INVESTMENT LTD.                                     China
MOTOROLA S.A.S                                                       France
MOTOROLA G.M.B.H.                                                    Germany
MOTOROLA ASIA LIMITED                                                Hong Kong
MOTOROLA SOUTH ISRAEL LIMITED                                        Israel
MOTOROLA ISRAEL LTD.                                                 Israel
MOTOROLA JAPAN LIMITED                                               Japan
MOTOROLA TECHNOLOGY SDN. BHD.                                        Malaysia
MOTOROLA ELECTRONICS SDN. BHD.                                       Malaysia
MOTOROLA DE MEXICO, S.A.                                             Mexico
MOTOROLA FINANCE B.V.                                                Netherlands
MOTOROLA ASIA TREASURY PTE. LTD.                                     Singapore
MOTOROLA ELECTRONICS PTE. LIMITED                                    Singapore
GENERAL INSTRUMENT OF TAIWAN LTD.                                    Taiwan
MOTOROLA ELECTRONICS TAIWAN, LIMITED                                 Taiwan
MOTOROLA LIMITED                                                     UK
GENERAL INSTRUMENT CORPORATION                                       US
RIVER DELTA NETWORKS, INC.                                           US
SYNCHRONOUS, INC.                                                    US
NETWORK VENTURES I, INC.                                             US
MOTOROLA CREDIT CORPORATION                                          US